UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Item 1. Reports to Stockholders.

Asset Allocation	February 28, 2014

UBS U.S. Allocation Fund
Semiannual Report
February 28, 2014

UBS U.S. Allocation Fund

April 15, 2014

Dear shareholder,

We present you with the semiannual report for UBS U.S. Allocation Fund (the “Fund”) for the six months ended February 28, 2014.

Portfolio performance
Over the six months ended February 28, 2014, the Fund’s Class A shares returned 12.42% before deducting the maximum sales charge, and 6.23% after deducting the maximum sales charge. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, returned 15.07%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),1 which returned 11.44% during the period. (Returns for all share classes over various time periods and descriptions of the indexes are shown in “Performance at a glance” on pages 7 to 8; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Certain derivative instruments were used during the reporting period. S&P 500 Index futures were used to manage our equity exposure. In particular, we utilized these futures to implement a relative value trade, by being long the industrials sector versus the consumer staples sector. We used US Treasury futures to manage bond exposure and duration positioning. These futures helped performance during the reporting period. We also used NASDAQ futures to hedge some of our growth exposure. The contribution from these futures was minimal during the reporting period. Lastly we implemented a total return swap to get exposure to the US High Yield market. However, this position was very small and did not meaningfully contribute to Fund performance.

UBS U.S. Allocation Fund

Investment goal:
Total return, consisting of
long-term capital appreciation
and current income

Portfolio Managers:
Portfolio Management Team,
including Curt Custard,
Andreas Koester and
Jon Adams
UBS Global Asset
Management (Americas) Inc.

Commencement:
Class A—May 10, 1993
Class C—July 22, 1992
Class Y—May 10, 1993

Dividend payments:
Annually, if any

Market commentary
The overall US economy continued to grow during the reporting period, but the pace of the expansion was uneven. Looking back, the Commerce Department reported that gross domestic product (“GDP”) growth in the US was 2.5% and 4.1% during the second and third quarters of 2013, respectively. Third quarter GDP was the highest reading since the fourth quarter of 2011. The Commerce Department reported that fourth 2013 quarter GDP growth was 2.6%.2

The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period. As has been the case since December 2008, the Fed kept the federal funds rate (the “fed funds rate” is the rate banks charge one another for the funds they borrow on a overnight basis) at a historically low level between 0% and 0.25%. However, at his press conference following the central bank’s meeting in June 2013, Fed Chairman Ben Bernanke signaled that the Fed might moderate the monthly pace of its bond purchases later in the year. This triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. At its meeting that concluded on September 18, 2013, the Fed surprised the market by delaying the tapering of its asset purchases.

[1] The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.
[2] Based on the Commerce Department’s third estimate announced on March 27, 2014, after the reporting period had ended.

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UBS U.S. Allocation Fund

At its final meeting of 2013, in December, the Fed announced that it would begin paring back its monthly asset purchases, saying, “Beginning in January, the Committee will add to its holdings of agency mortgage-backed securities at a [reduced] pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a [reduced] pace of $40 billion per month rather than $45 billion per month.” The Fed then said that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

The US stock market generated strong results during the period under review. The stock market moved higher during the first four months of the reporting period, supported by continued positive economic growth, generally solid corporate profits and overall robust investor demand. While the market took a step backwards in January 2014, given concerns over global growth, this proved to be a temporary setback, as stocks rallied sharply in February as investor risk appetite returned. All told, the US stock market, as measured by the S&P 500 Index, returned 15.07% during the six months ended February 28, 2014.

US Treasury yields declined during the reporting period and positively impacted the overall bond market (yields and bond prices move in opposite directions). The US taxable spread sectors (non-US Treasury fixed income securities) generated positive results during the six months ended February 28, 2014. Among the best performers were high yield bonds, as they were supported by overall solid corporate fundamentals, low defaults and generally strong demand. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 2.84% during the reporting period. In contrast, riskier high yield bonds generated strong results, with the BofA Merrill Lynch US High Yield Cash Pay Constrained Index gaining 7.41% during the six months ended February 28, 2014.

Portfolio commentary
What worked

  Overall, asset allocation contributed to performance during the reporting period, largely driven by the Fund’s underweight to investment grade fixed income and our equity positioning.3
—	We tactically adjusted the portfolio during the six-month period to reflect changing economic and market conditions. We began the reporting period overweight to equities versus the Index, with a 66% allocation, and we were underweight fixed income, with a 19.5% allocation to US investment grade bonds. Elsewhere, we had a 7% allocation to US high yield bonds and a 7.5% cash position.

—	At the end of the reporting period, the Fund was allocated as follows: US equities—68%; US investment grade bonds—18%; US high yield bonds—9%; cash—5%. For comparison purposes, neutral Index weights for the Fund are 65% equities and 35% fixed income.

—	From a strategy perspective, while we maintained an overweight equity exposure, we tended to pare this allocation when the market rallied sharply and added to our allocation during periods of weakness. Overall, we continued to believe that equities were somewhat overvalued, but that they could generate solid results against a backdrop of accommodative monetary policy and positive economic growth.

—	Throughout the period under review, we maintained an underweight to US fixed income, as we found the asset class to be overvalued. Within US fixed income, we maintained our bias to investment grade corporate bonds versus Treasuries. Elsewhere, we maintained an overweight to high yield bonds given their attractive yields, low defaults and generally solid fundamentals.

3  Allocations include derivative exposure.

2

UBS U.S. Allocation Fund

  In the US Equity Research portion of the Fund, sector positioning was beneficial for results. Underweights to consumer staples and telecommunication services were the largest contributors to relative performance.

  While stock selection in the US Equity Research portion of the Fund generally detracted from performance, specifically in the telecommunication services and consumer discretionary sectors (see “what didn’t work” further on in this report), this was partially offset by positive stock selection in the energy and industrials sectors.
—	Shares of semiconductor company Micron Technology, Inc. moved sharply higher, as its revenues and earnings exceeded analysts’ expectations. The company has benefited from industry consolidation and rising demand, which has helped to improve its pricing power and expectations for future earnings growth.

—	Oilfield services company Baker Hughes, Inc. performed well, as it captured market share of international competitors and its earnings exceeded expectations. In addition, Baker Hughes raised its earnings guidance, which further supported its share price.

  In the US Growth Equity portion of the Fund, stock selection contributed the most to performance during the reporting period. Our holdings in the information technology and consumer discretionary sectors added the most value.
—	Shares of Facebook, Inc. rallied, as the company reported strong fourth quarter 2013 results that significantly exceeded consensus expectations. The company showed particular strength in mobile revenue, suggesting that advertisers had embraced the platform. We still believe that Facebook can continue to monetize its more than one billion user base, as advertisers achieve increasing efficacy through the company’s targeted advertising.

—	Las Vegas Sands Corp. is the owner and operator of integrated casino resorts based primarily in the US and Asia. Its shares performed well after its Macau gaming numbers exceeded expectations. We believe that the market is not fully valuing Las Vegas Sands’ growth pipeline and that growth in Macau is being underestimated by the market.

—	Yelp, Inc. is a rapidly growing online user review and local business search service with more than 120 million unique monthly users, 53 million cumulative reviews and 67,000 active local business accounts. Yelp has dominated the local online advertising market by fostering a strong user community that contributes reviews across multiple verticals, including restaurants, beauty and fitness, shopping and home services. Shares of Yelp moved higher, driven by strong earnings and general momentum in the Internet peer group. We believe that it’s still early innings for Yelp, as the local advertising market is expansive at over $130 billion, with a large share still dedicated to more antiquated mediums such as Yellow Pages, which is estimated at $7 billion in size.

3

UBS U.S. Allocation Fund

  From a sector positioning perspective in the US Growth Equity portion of the Fund, an underweight to consumer staples and an overweight to consumer discretionary were the largest contributors to performance.

  The Fund’s fixed income exposure contributed to performance during the six-month period.
—	The Fund benefited from its overweight exposure to high yield corporate bonds. The sector also delivered positive excess returns versus comparable duration Treasuries.

—	The Fund’s underweight to US Treasuries was positive for performance.

—	Duration and yield curve positioning modestly contributed to the Fund’s results during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate change, and the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

  Certain fixed income derivative instruments, including interest rate futures, were used to facilitate specific duration and yield curve strategies. US Treasury futures were used to adjust the Fund’s duration positioning. Our use of fixed income derivatives contributed to performance during the reporting period. Specifically, our short duration positioning (through bond futures) was beneficial for results.

What didn’t work

  The Fund’s strategic cash overweight detracted from performance during the six months.

  While our overweight to high yield was a positive from an absolute performance perspective, it was a drag on results versus the Index.

  As mentioned above, stock selection detracted from performance in the US Equity Research portion of the Fund, with our holdings in the telecommunication services and consumer discretionary sectors being the largest detractors.
—	NII Holdings, Inc. is a holding company that provides wireless telecommunications services under the Nextel brand in five Latin American countries. The company’s share price fell sharply, as it experienced unexpected subscriber losses in Mexico and it did not meet expectations in terms of the rollout of its 3G network in Brazil.

—	ServiceSource International provides software to help companies generate more recurring revenue from their current customers. While its results were largely in line with expectations, ServiceSource International reduced its forecast for 2014 revenue and earnings while undergoing change in senior management.

—	Retailer J.C. Penney Company, Inc. generated weak results as the company’s Chief Executive Officer (“CEO”) changed its sales strategy to reduce the use of discounting and coupons, and was subsequently replaced with the company’s previous CEO. A lack of visibility regarding J.C. Penney’s same-store sales growth also weighed on its shares, as did a secondary equity offering that raised approximately $2 billion. However, we believe that the offering provides the company with much needed liquidity, as it looks to turn around its operations.

4

UBS U.S. Allocation Fund

  From a sector positioning perspective in the US Equity Research portion of the Fund, an underweight to utilities and an overweight to financials slightly detracted from relative results.

  As mentioned above, while our holdings in the information technology and consumer discretionary sectors added the most value to the US Growth Equity portion of the Fund, this positive performance was slightly offset by negative stock selection in the healthcare and materials sector.
—	Teradata Corp., is a global provider of enterprise data warehousing solutions. Shares of Teradata declined during the fourth quarter of 2013, and we exited our position, given the slower underlying growth trends and poor execution in sales ability. The company preannounced disappointing third quarter earnings, and we believe that risk is elevated to the downside in emerging markets. We used the proceeds of that sale to increase our exposure to cloud providers that are also well positioned to capture direct information technology dollars dedicated to business intelligence, among other markets.

—	Shares of Lululemon Athletica, a yoga-inspired athletic clothing company, declined amid concerns over the retail environment, recent management changes and store traffic concerns. Given these issues and the next potential catalyst being some time away, we exited our position during the reporting period.

  From a sector perspective, the US Growth Equity portion of the Fund’s cash position and an overweight to the energy sector detracted the most from relative performance.

Outlook
We expect the US economy to continue expanding at a solid pace in 2014. We believe that the recent soft patch in economic data has been partially driven by severe winter weather. Following this period of relative weakness, we believe that the economy should gather some momentum as the year progresses. Against a backdrop of positive growth and continued moderate inflation, we believe that the Fed will continue tapering its asset purchases. Barring some unforeseen event(s), we believe that the Fed should conclude its asset purchases by the end of 2014. While it is data dependent, the Fed could then move to raise interest rates at some point in 2015, perhaps toward the middle of next year.

We currently view US equities as being modestly overvalued and investment grade fixed income to be significantly overvalued. Elsewhere, given its strong performance since the credit crisis, we believe that high yield is getting closer to our estimate of fair value.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/globalam-us.

5

UBS U.S. Allocation Fund

Sincerely,

Mark E. Carver President UBS U.S. Allocation Fund Managing Director UBS Global Asset Management (Americas) Inc.	Curt Custard Lead Portfolio Manager UBS U.S. Allocation Fund Head of Asset Allocation UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended February 28, 2014. The views and opinions in the letter were current as of April 15, 2014. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the Fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

6

UBS U.S. Allocation Fund

Performance at a glance (unaudited)
Average annual total returns for periods ended 02/28/2014

		6 months	1 year	5 years	10 years
	Class A1	12.42%	19.40%	19.45%	5.74%
Before deducting maximum sales charge	Class C2	12.00	18.50	18.55	4.94
	Class Y3	12.61	19.76	19.82	6.09
After deducting maximum sales charge	Class A1	6.23	12.85	18.11	5.14
	Class C2	11.00	17.50	18.55	4.94
S&P 500 Index[4]		15.07	25.37	23.00	7.16
UBS U.S. Allocation Fund Index[5]		11.44	17.35	17.98	7.06
Lipper Flexible Portfolio Funds median		6.75	5.45	13.77	6.05

Most recent quarter-end returns (unaudited)
Average annual total returns for periods ended 03/31/2014

		6 months	1 year	5 years	10 years
	Class A1	9.38%	16.59%	17.73%	5.81%
Before deducting maximum sales charge	Class C2	8.95	15.72	16.85	5.02
	Class Y3	9.54	16.97	18.10	6.16
After deducting maximum sales charge	Class A1	3.38	10.18	16.41	5.21
	Class C2	7.95	14.72	16.85	5.02

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 27, 2013 prospectuses, were as follows: Class A—1.03% and 1.03%; Class C—1.79% and 1.79%; and Class Y—0.75% and 0.75%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) have entered into a written agreement, separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fees based on the Fund’s average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 27, 2013, UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2014 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) would not exceed 1.15% for Class A, 1.90% for Class C and 0.90% for Class Y.

[1] Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
[2] Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
[3] The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.
[4] The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[5] The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2013 to February 28, 2014.

Actual expenses (unaudited)
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value September 1, 2013	Ending account value February 28, 2014	Expenses paid during period[1] 09/01/13 to 02/28/14	Expense ratio during the period
Class A	Actual	$1,000.00	$1,124.20	$5.32	1.01%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class C	Actual	1,000.00	1,120.00	9.25	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.07	8.80	1.76
Class Y	Actual	1,000.00	1,126.10	3.64	0.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.37	3.46	0.69

[1] Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	02/28/14		08/31/13		02/28/13
Net assets (mm)	$271.8		$254.8		$255.9
Number of securities	523		501		589

Portfolio composition[1]	02/28/14		08/31/13		02/28/13
Stocks	33.9%		37.9%		51.9%
Bonds and notes	25.6		25.4		25.2
Investment companies	—		—		4.5
Futures	1.5		0.2		0.9
Swaps	0.0 [2]		—		0.0 [2]
Cash equivalents and other
assets less liabilities	39.0		36.5		17.5
Total	100.0%		100.0%		100.0%

Top five equity sectors[1]	02/28/14		08/31/13		02/28/13
Information technology	7.8%	Information technology	9.0%	Information technology	14.0%
Consumer discretionary	6.1	Consumer discretionary	6.5	Consumer discretionary	9.5
Health care	4.7	Industrials	5.5	Health care	6.8
Financials	4.5	Health care	5.2	Industrials	6.7
Industrials	4.0	Financials	4.4	Energy	4.6
Total	27.1%		30.6%		41.6%

Top ten equity securities[1]	02/28/14		08/31/13		02/28/13
Apple, Inc.	1.5%	Apple, Inc.	1.6%	Apple, Inc.	2.2%
		Mondelez International, Inc.,
Amazon.com, Inc.	0.9	Class A	0.8	Amazon.com, Inc.	1.1
Danaher Corp.	0.8	Danaher Corp.	0.8	Visa, Inc., Class A	1.1
Google, Inc., Class A	0.8	Amazon.com, Inc.	0.7	Google, Inc., Class A	1.1
Mondelez International, Inc.,
Class A	0.7	Gilead Sciences, Inc.	0.7	QUALCOMM, Inc.	1.0
Gilead Sciences, Inc.	0.6	Citigroup, Inc.	0.6	Gilead Sciences, Inc.	1.0
Hertz Global Holdings, Inc.	0.5	Google, Inc., Class A	0.6	UnitedHealth Group, Inc.	1.0
Citigroup, Inc.	0.5	Ralph Lauren Corp.	0.6	Ralph Lauren Corp.	0.9
		Check Point Software
Viacom, Inc., Class B	0.5	Technologies Ltd.	0.6	Allergan, Inc.	0.9
JPMorgan Chase & Co.	0.5	Halliburton Co.	0.6	Dollar General Corp.	0.8
Total	7.3%		7.6%		11.1%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[2] Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Long-term fixed income sector allocation[1]	02/28/14		08/31/13		02/28/13
Corporate bonds	13.6%		11.0%		11.4%
Mortgage & agency debt securities	6.5		7.4		6.7
US government obligations	3.6		4.9		4.7
Commercial mortgage-backed securities	1.1		1.2		1.5
Municipal bonds and notes	0.3		0.5		0.3
Asset-backed securities	0.2		0.1		—
Collateralized mortgage obligations	0.2		0.3		0.6
Non-US government obligations	0.1		—		—
Total	25.6%		25.4%		25.2%

Top ten fixed income securities[1]	02/28/14		08/31/13		02/28/13
FNMA Certificate,		US Treasury Notes,		US Treasury Notes,
3.500%, TBA	1.1%	0.250%, due 05/31/15	1.6%	0.125%, due 12/31/14	1.9%
FNMA Certificate,		FNMA Certificate,		US Treasury Notes,
4.000%, TBA	0.9	3.500%, TBA	1.1	0.250%, due 11/30/14	1.8
US Treasury Notes,		US Treasury Notes,		FNMA Certificates,
0.250%, due 05/31/15	0.7	0.250%, due 11/30/14	0.8	3.500%, TBA	0.6
US Treasury Notes,		US Treasury Notes,		US Treasury Bonds,
0.250%, due 11/30/14	0.5	1.000%, due 05/31/18	0.4	3.125%, due 2/15/43	0.6
GNMA Certificates I,		FNMA Certificate,		GNMA Certificates II,
4.000%, TBA	0.5	4.500%, TBA	0.4	3.500%, due 08/20/42	0.4
US Treasury Notes,		US Treasury Notes,		FNMA Certificates,
0.250%, due 02/28/15	0.5	0.125%, due 12/31/14	0.4	4.500%, due 09/01/37	0.4
GNMA Certificates II,		GNMA Certificates I,		FHLMC Certificates,
4.000%, TBA	0.4	4.500%, TBA	0.4	5.500%, due 05/01/37	0.4
FNMA Certificate,		US Treasury Bond,		FNMA Certificates,
5.000%, TBA	0.4	2.875%, due 05/15/43	0.4	3.000%, TBA	0.3
US Treasury Notes, 0.125%,		FHLMC Certificate,		GNMA Certificates II,
due 12/31/14	0.4	4.000%, TBA	0.3	6.000%, due 02/20/34	0.3
GNMA Certificates II,		US Treasury Notes,		GNMA Certificates I,
4.500%, TBA	0.3	1.875%, due 06/30/20	0.3	4.500%, TBA	0.3
Total	5.7%		6.1%		7.0%

[1] Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

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UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Shares	Value
Common stocks—33.87%
Aerospace & defense—0.99%
General Dynamics Corp.	5,600	$613,424
Precision Castparts Corp.	3,800	979,944
United Technologies Corp.	9,300	1,088,286
		2,681,654
Automobiles—0.47%
Ford Motor Co.	39,800	612,522
General Motors Co.*	18,100	655,220
		1,267,742
Beverages—0.28%
Monster Beverage Corp.*	10,200	754,800
Biotechnology—1.94%
Acorda Therapeutics, Inc.*	13,800	505,632
Alexion Pharmaceuticals, Inc.*	3,200	565,760
Alnylam Pharmaceuticals, Inc.*	5,200	422,448
Biogen Idec, Inc.*	2,200	749,496
Bluebird Bio, Inc.*,1	2,900	73,950
Epizyme, Inc.*,1	2,600	77,740
Gilead Sciences, Inc.*	20,600	1,705,474
Lexicon Pharmaceuticals, Inc.*	161,600	289,264
MacroGenics, Inc.*	2,200	77,000
Regeneron Pharmaceuticals, Inc.*	2,400	798,000
		5,264,764
Building products—0.24%
Owens Corning, Inc.*	14,200	649,792
Capital markets—0.67%
Invesco Ltd.	14,500	497,350
Morgan Stanley	43,500	1,339,800
		1,837,150
Chemicals—1.05%
Air Products & Chemicals, Inc.	5,800	703,656
Monsanto Co.	7,300	803,146
Praxair, Inc.	5,200	677,924
The Sherwin-Williams Co.	3,300	661,584
		2,846,310
Commercial banks—0.46%
U.S. Bancorp	20,300	835,142
Wells Fargo & Co.	9,000	417,780
		1,252,922
Commercial services & supplies—0.19%
Waste Management, Inc.	12,200	506,300
Communications equipment—0.22%
QUALCOMM, Inc.	8,000	602,320
Computers & peripherals—1.71%
Apple, Inc.	7,840	4,125,721
NetApp, Inc.	12,700	513,207
		4,638,928
Construction materials—0.26%
Martin Marietta Materials, Inc.[1]	5,900	719,682
Consumer finance—0.64%
American Express Co.	7,100	648,088
Capital One Financial Corp.	7,100	521,353
Discover Financial Services	9,900	568,062
		1,737,503
Diversified financial services—1.05%
Citigroup, Inc.	29,647	1,441,734
JPMorgan Chase & Co.	25,100	1,426,182
		2,867,916
Electric utilities—0.14%
NextEra Energy, Inc.	4,100	374,699
Electrical equipment—0.23%
AMETEK, Inc.	11,600	617,584
Electronic equipment, instruments & components—0.19%
Jabil Circuit, Inc.	28,600	529,386
Energy equipment & services—1.85%
Baker Hughes, Inc.	19,900	1,259,272
FMC Technologies, Inc.*	7,200	361,728
Halliburton Co.	24,800	1,413,600
McDermott International, Inc.*	69,000	574,770
Noble Corp. PLC	18,000	558,900
Schlumberger Ltd.	9,300	864,900
		5,033,170
Food & staples retailing—0.25%
Rite Aid Corp.*	38,700	255,033
Walgreen Co.	6,100	414,495
		669,528
Food products—1.13%
Kellogg Co.	11,900	722,211
Mondelez International, Inc., Class A	54,900	1,868,247
The Hain Celestial Group, Inc.*	5,500	491,150
		3,081,608
Health care equipment & supplies—0.46%
Baxter International, Inc.	10,300	715,850
Intuitive Surgical, Inc.*	1,190	529,348
		1,245,198
Health care providers & services—0.66%
Catamaran Corp.*	12,100	545,468
Envision Healthcare Holdings, Inc.*	13,100	440,946
UnitedHealth Group, Inc.	10,400	803,608
		1,790,022
Hotels, restaurants & leisure—0.86%
Las Vegas Sands Corp.	10,600	903,650
Starbucks Corp.	8,900	631,544
Yum! Brands, Inc.	10,800	800,064
		2,335,258
Household durables—0.17%
Mohawk Industries, Inc.*	3,200	452,896
Industrial conglomerates—0.82%
Danaher Corp.	29,000	2,218,210

12

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Shares	Value
Common stocks—(continued)
Insurance—1.04%
ACE Ltd.	5,500	$538,285
Aon PLC	6,900	590,640
Lincoln National Corp.	18,300	917,379
MetLife, Inc.	15,200	770,184
		2,816,488
Internet & catalog retail—1.20%
Amazon.com, Inc.*	6,690	2,422,449
Priceline.com, Inc.*	630	849,769
		3,272,218
Internet software & services—1.53%
Facebook, Inc., Class A*	17,000	1,163,820
Google, Inc., Class A*	1,720	2,090,918
LinkedIn Corp., Class A*	2,300	469,292
Yelp, Inc.*	4,500	424,890
		4,148,920
IT services—0.89%
MasterCard, Inc., Class A	8,650	672,278
ServiceSource International, Inc.*	70,500	642,960
Visa, Inc., Class A	4,900	1,107,106
		2,422,344
Life sciences tools & services—0.10%
Bio-Rad Laboratories, Inc., Class A*	2,200	285,384
Machinery—0.56%
Cummins, Inc.	3,000	437,760
Illinois Tool Works, Inc.	13,100	1,080,750
		1,518,510
Media—1.76%
Comcast Corp., Class A	17,400	899,406
Liberty Global PLC, Class A*	7,900	683,745
The Walt Disney Co.	11,300	913,153
Time Warner, Inc.	12,700	852,551
Viacom, Inc., Class B	16,400	1,438,772
		4,787,627
Multiline retail—0.35%
JC Penney Co., Inc.*,1	32,100	233,688
Macy’s, Inc.	12,600	729,036
		962,724
Oil, gas & consumable fuels—0.83%
Concho Resources, Inc.*	5,300	641,989
EOG Resources, Inc.	3,400	644,028
Hess Corp.	12,000	960,360
		2,246,377
Paper & forest products—0.24%
International Paper Co.	13,200	645,348
Personal products—0.28%
The Estee Lauder Cos., Inc., Class A	11,200	771,008
Pharmaceuticals—1.53%
Allergan, Inc.	8,700	1,104,900
Eli Lilly & Co.	12,400	739,164
Hospira, Inc.*	16,900	731,432
Impax Laboratories, Inc.*	18,300	471,591
Mallinckrodt PLC*	6,100	412,909
Teva Pharmaceutical Industries Ltd., ADR	6,900	344,241
Zoetis, Inc.	11,500	356,730
		4,160,967
Real estate investment trusts—0.56%
Digital Realty Trust, Inc.[1]	17,200	931,552
Simon Property Group, Inc.	3,600	580,644
		1,512,196
Real estate management & development—0.08%
Realogy Holdings Corp.*	4,800	227,808
Road & rail—1.01%
Canadian Pacific Railway Ltd.	4,600	722,200
Hertz Global Holdings, Inc.*	52,700	1,476,127
Norfolk Southern Corp.	6,000	551,460
		2,749,787
Semiconductors & semiconductor equipment—1.52%
Altera Corp.	10,400	377,624
Applied Materials, Inc.	32,300	612,408
Broadcom Corp., Class A	35,100	1,043,172
Freescale Semiconductor Ltd.*,1	23,100	525,525
Mellanox Technologies Ltd.*,1	13,300	485,716
Micron Technology, Inc.*	22,700	549,113
NXP Semiconductors NV*	9,800	551,054
		4,144,612
Software—1.72%
Adobe Systems, Inc.*	11,000	754,710
Check Point Software
Technologies Ltd.*,1	13,400	903,428
Salesforce.com, Inc.*	14,700	916,839
ServiceNow, Inc.*	6,800	462,808
Symantec Corp.	31,300	672,324
VMware, Inc., Class A*	10,000	960,500
		4,670,609
Textiles, apparel & luxury goods—1.05%
Coach, Inc.	6,400	312,384
Michael Kors Holdings Ltd.*	5,300	519,559
Nike, Inc., Class B	12,200	955,260
Ralph Lauren Corp.	6,600	1,063,128
		2,850,331
Tobacco—0.37%
Philip Morris International, Inc.	12,300	995,193
Wireless telecommunication services—0.32%
Crown Castle International Corp.*	9,700	736,230
NII Holdings, Inc.*,1	124,600	143,290
		879,520
Total common stocks
(cost—$72,120,123)		92,043,313
Preferred stock—0.00%[13]
Consumer finance—0.00%[13]
Ally Financial, Inc.[2,3] (cost—$98)	5	4,929

13

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
US government obligations—3.55%
US Treasury Bonds
3.625%, due 08/15/43	$700,000	$704,593
3.750%, due 11/15/43	750,000	772,266
US Treasury Notes
0.125%, due 12/31/14	995,000	995,039
0.125%, due 04/30/15	250,000	249,942
0.250%, due 11/30/14	1,490,000	1,491,456
0.250%, due 01/31/15	75,000	75,073
0.250%, due 02/28/15	1,285,000	1,286,255
0.250%, due 05/31/15	1,930,000	1,932,111
0.250%, due 10/31/15	500,000	500,039
0.250%, due 12/31/15	800,000	799,625
0.375%, due 08/31/15	625,000	626,611
2.500%, due 04/30/15	160,000	164,356
2.750%, due 11/15/23	50,000	50,516
Total US government obligations
(cost—$9,578,322)		9,647,882
Mortgage & agency debt securities—6.51%
Federal Home Loan Mortgage
Corporation Certificates,**
5.000%, due 03/01/38	89,546	97,538
5.000%, due 11/01/38	8,623	9,385
5.000%, due 12/01/38	53,570	58,309
5.500%, due 05/01/37	571,037	639,022
5.500%, due 08/01/40	60,569	66,982
6.500%, due 08/01/28	152,381	172,387
3.500% TBA	325,000	328,656
4.000% TBA	700,000	731,856
Federal National Mortgage
Association Certificates,**
3.000%, due 03/01/27	160,041	165,892
3.000%, due 08/01/27	218,139	226,152
3.000%, due 09/01/27	560,062	580,635
3.500%, due 10/01/42	335,630	340,885
4.000%, due 12/01/39	222,940	234,076
4.000%, due 02/01/41	112,709	118,259
4.000%, due 09/01/41	292,796	307,171
4.500%, due 09/01/37	629,642	678,856
4.500%, due 07/01/41	252,198	271,006
5.000%, due 10/01/39	44,762	49,071
5.000%, due 05/01/40	54,894	60,228
5.500%, due 08/01/39	212,639	235,785
7.000%, due 08/01/32	261,361	295,568
7.500%, due 02/01/33	5,910	6,755
3.500% TBA	2,950,000	2,990,563
4.000% TBA	2,325,000	2,461,489
4.500% TBA	50,000	53,695
5.000% TBA	925,000	1,012,731
5.500% TBA	450,000	496,828
Government National Mortgage
Association Certificates I,
4.000%, due 07/15/42	154,214	164,139
4.000% TBA	1,275,000	1,352,098
Government National Mortgage
Association Certificates II,
3.500%, due 12/20/26	361,741	384,478
4.000%, due 07/20/26	210,824	226,141
6.000%, due 11/20/28	1,534	1,720
6.000%, due 02/20/29	3,555	4,096
6.000%, due 02/20/34	420,672	471,995
3.500% TBA	325,000	334,674
4.000% TBA	1,050,000	1,113,328
4.500% TBA	875,000	950,845
Total mortgage & agency debt
securities (cost—$17,522,050)		17,693,294
Collateralized mortgage obligations—0.20%
Boca Hotel Portfolio Trust,
Series 2013-BOCA, Class C
2.305%, due 08/15/26[2,4]	250,000	250,342
First Horizon Mortgage
Pass-Through Trust,
Series 2004-FL1, Class 1A1,
0.426%, due 02/25/35[4]	136,290	122,634
NLY Commercial Mortgage Trust,
Series 2014-FL1, Class B,
1.909%, due 11/15/30[2,4]	175,000	175,446
Total collateralized mortgage
obligations (cost—$561,290)		548,422
Asset-backed securities—0.25%
Capital Auto Receivables Asset Trust,
Series 2013-3, Class B,
2.320%, due 07/20/18	225,000	228,573
Series 2014-1, Class C,
2.840%, due 04/22/19	200,000	201,685
Ford Credit Auto Owner Trust,
Series 2014-A, Class C,
1.900%, due 09/15/19	250,000	251,962
Total asset-backed securities
(cost—$674,929)		682,220
Commercial mortgage-backed securities—1.12%
Banc of America Commercial
Mortgage, Inc.,
Series 2007-4, Class AM,
5.842%, due 02/10/51[4]	250,000	278,862
Commercial Mortgage Loan Trust,
Series 2008-LS1, Class A4B,
6.009%, due 12/10/49[4]	300,000	334,521
Commercial Mortgage Trust,
Series 2007-GG11, Class A4,
5.736%, due 12/10/49	100,000	112,088
Extended Stay America Trust,
Series 2013-ESH7, Class B7,
3.604%, due 12/05/31[2]	225,000	226,610
FDIC Structured Sale Guaranteed
Notes, Series 2010-C1, Class A,
2.980%, due 12/06/20[2]	151,220	157,747
GS Mortgage Securities Trust,
Series 2007-GG10, Class A4,
5.806%, due 08/10/45[4]	99,799	110,164

14

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Commercial mortgage-backed securities—(concluded)
JP Morgan Chase Commercial
Mortgage Securities Corp.,
Series 2007-LD11, Class A4,
5.813%, due 06/15/49[4]	$425,000	$473,980
MSBAM Trust,
Series 2013-C7, Class B,
3.769%, due 02/15/46	50,000	48,076
Series 2013-C8, Class B,
3.675%, due 12/15/48[4]	250,000	239,470
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.806%, due 08/12/45[2,4]	375,000	413,226
Wachovia Bank
Commercial Mortgage Trust,
Series 2007-C32, Class A3,
5.750%, due 06/15/49[4]	200,000	222,129
Series 2007-C34, Class AM,
5.818%, due 05/15/46[4]	175,000	194,667
WF-RBS Commercial Mortgage Trust,
Series 2013-C11, Class B,
3.714%, due 03/15/45[4]	50,000	48,062
Series 2013-C12, Class B,
3.863%, due 03/15/48[4]	200,000	194,902
Total commercial mortgage-backed
securities (cost—$3,055,377)		3,054,504
Corporate bonds—13.63%
Aerospace & defense—0.05%
BE Aerospace, Inc.
6.875%, due 10/01/20	50,000	54,875
Huntington Ingalls Industries, Inc.
7.125%, due 03/15/21	75,000	83,438
		138,313
Automobile OEM—0.18%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[2]	200,000	220,000
8.000%, due 06/15/19	80,000	88,000
Ford Motor Co.
7.450%, due 07/16/31	150,000	192,788
		500,788
Automotive parts—0.19%
American Axle & Manufacturing, Inc.
6.625%, due 10/15/22[1]	100,000	108,750
Nissan Motor Acceptance Corp.
2.350%, due 03/04/19[2]	100,000	100,162
Schaeffler Holding Finance BV
6.875%, due 08/15/18[2,5]	200,000	213,000
Tenneco, Inc.
7.750%, due 08/15/18	100,000	106,125
		528,037
Banking-non-US—0.43%
Barclays Bank PLC
5.140%, due 10/14/20	100,000	108,267
BNP Paribas SA MTN
2.700%, due 08/20/18	100,000	102,447
Caixa Economica Federal
2.375%, due 11/06/17[2]	150,000	141,750
HSBC Holdings PLC
6.500%, due 09/15/37	100,000	120,196
Lloyds TSB Bank PLC
6.500%, due 09/14/20[2]	205,000	235,931
RBS Capital Trust II
6.425%, due 01/03/34[4,6]	50,000	48,188
Royal Bank of Scotland Group PLC
6.125%, due 12/15/22	100,000	104,934
Santander US Debt S.A. Unipersonal
3.724%, due 01/20/15[2]	100,000	101,892
Sinopec Group Overseas
Development 2013 Ltd.
2.500%, due 10/17/18[2]	200,000	199,913
		1,163,518
Banking-US—0.94%
Bank of America Corp.
5.625%, due 07/01/20	85,000	97,856
Capital One Financial Corp.
2.150%, due 03/23/15	75,000	76,266
CIT Group, Inc.
5.000%, due 08/15/22	50,000	52,500
5.250%, due 03/15/18	50,000	54,250
5.500%, due 02/15/19[2]	100,000	108,750
Citigroup, Inc.
5.375%, due 08/09/20	40,000	45,361
5.500%, due 02/15/17	325,000	361,054
5.500%, due 09/13/25	100,000	107,792
8.500%, due 05/22/19	70,000	90,163
JPMorgan Chase & Co.
3.150%, due 07/05/16	190,000	199,688
3.700%, due 01/20/15	200,000	205,734
Morgan Stanley
2.500%, due 01/24/19	40,000	40,161
3.750%, due 02/25/23	75,000	74,886
4.875%, due 11/01/22	60,000	63,311
7.300%, due 05/13/19	300,000	367,824
The Goldman Sachs Group, Inc.
5.750%, due 01/24/22	110,000	125,620
6.150%, due 04/01/18	175,000	201,695
7.500%, due 02/15/19	80,000	97,986
Wells Fargo Bank N.A.
5.950%, due 08/26/36	160,000	190,901
		2,561,798
Building materials—0.23%
American Builders &
Contractors Supply Co., Inc.
5.625%, due 04/15/21[2]	75,000	77,063
Boise Cascade Co.
6.375%, due 11/01/20	100,000	106,750
Owens Corning, Inc.
6.500%, due 12/01/16[7]	25,000	27,802
Summit Materials LLC/Summit
Materials Finance Corp.
10.500%, due 01/31/20[2]	50,000	55,875

15

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Building materials—(concluded)
USG Corp.
5.875%, due 11/01/21[2]	$125,000	$133,125
Vulcan Materials Co.
7.500%, due 06/15/21	100,000	116,750
WESCO Distribution, Inc.
5.375%, due 12/15/21[2]	100,000	101,750
		619,115
Business services/office equipment—0.05%
West Corp.
7.875%, due 01/15/19	120,000	129,000
Cable—0.05%
Comcast Corp.
6.300%, due 11/15/17	60,000	70,487
6.950%, due 08/15/37	60,000	77,968
		148,455
Chemicals—0.37%
Celanese US Holdings LLC
5.875%, due 06/15/21	145,000	156,238
CF Industries, Inc.
3.450%, due 06/01/23	310,000	294,617
Hexion US Finance Corp./
Hexion Nova Scotia Finance ULC
8.875%, due 02/01/18	100,000	104,250
INEOS Group Holdings SA
6.125%, due 08/15/18[1,2]	200,000	207,000
LYB International Finance BV
4.875%, due 03/15/44	70,000	69,993
Montell America Finance Co.
8.100%, due 03/15/27[2]	50,000	64,483
Valspar Corp.
4.200%, due 01/15/22	100,000	102,888
		999,469
Coal—0.03%
Arch Coal, Inc.
9.875%, due 06/15/19[1]	100,000	90,500
Commercial services—0.13%
Interactive Data Corp.
10.250%, due 08/01/18	5,000	5,409
RR Donnelley & Sons Co.
7.875%, due 03/15/21[1]	100,000	114,000
The ADT Corp.
3.500%, due 07/15/22	120,000	109,500
6.250%, due 10/15/21[1,2]	75,000	78,938
United Rentals North America, Inc.
5.750%, due 07/15/18	50,000	53,625
		361,472
Consumer products—0.20%
Party City Holdings, Inc.
8.875%, due 08/01/20	50,000	55,750
Revlon Consumer Products Corp.
5.750%, due 02/15/21[7]	100,000	100,000
Reynolds Group Issuer, Inc./Reynolds
Group Issuer LLC/Reynolds Group
Issuer (Luxembourg) SA
7.875%, due 08/15/19	100,000	110,500
8.250%, due 02/15/21[1,7]	200,000	218,500
Spectrum Brands, Inc.
6.375%, due 11/15/20	50,000	54,500
		539,250
Consumer services—0.11%
Marsh & McLennan Cos., Inc.
9.250%, due 04/15/19	90,000	117,804
ServiceMaster Co.
7.000%, due 08/15/20	125,000	129,687
XLIT Ltd.
6.375%, due 11/15/24	40,000	47,203
		294,694
Diversified manufacturing—0.05%
Bombardier, Inc.
7.750%, due 03/15/20[2]	125,000	139,688
Electric-generation—0.21%
Calpine Corp.
6.000%, due 01/15/22[2]	50,000	53,000
7.875%, due 07/31/20[2]	100,000	111,750
NRG Energy, Inc.
6.250%, due 07/15/22[2]	50,000	52,000
8.250%, due 09/01/20	125,000	138,750
The AES Corp.
8.000%, due 06/01/20	175,000	205,625
		561,125
Electric-integrated—0.13%
E.ON International Finance BV
5.800%, due 04/30/18[2]	80,000	91,801
FirstEnergy Corp.
7.375%, due 11/15/31	125,000	143,916
Southwestern Electric Power Co.
3.550%, due 02/15/22	105,000	105,287
		341,004
Electronics—0.04%
Freescale Semiconductor, Inc.
10.750%, due 08/01/20[1]	100,000	116,250
Energy-exploration & production—0.96%
Alta Mesa Holdings/Alta Mesa
Finance Services Corp.
9.625%, due 10/15/18	150,000	161,250
Antero Resources Finance Corp.
6.000%, due 12/01/20	100,000	106,750
Apache Corp.
5.250%, due 02/01/42	90,000	96,383
Berry Petroleum Co.
6.750%, due 11/01/20	50,000	52,875
Continental Resources, Inc.
4.500%, due 04/15/23	125,000	129,435

16

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
EP Energy LLC/EP Energy Finance, Inc.
9.375%, due 05/01/20	$250,000	$289,375
Forest Oil Corp.
7.250%, due 06/15/19[1]	66,000	56,760
Halcon Resources Corp.
9.750%, due 07/15/20[2]	50,000	52,563
9.750%, due 07/15/20	150,000	157,875
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2]	75,000	81,750
8.000%, due 02/15/20[2]	20,000	21,600
Kodiak Oil & Gas Corp.
5.500%, due 02/01/22	50,000	51,375
Linn Energy LLC/Linn
Energy Finance Corp.
8.625%, due 04/15/20	275,000	299,750
Memorial Production Partners LP/
Memorial Production Finance Corp.
7.625%, due 05/01/21[2]	75,000	79,125
7.625%, due 05/01/21	50,000	52,750
Midstates Petroleum Co., Inc./
Midstates Petroleum Co. LLC
10.750%, due 10/01/20	325,000	356,687
Oasis Petroleum, Inc.
6.875%, due 03/15/22[2]	125,000	135,625
Plains Exploration & Production Co.
6.500%, due 11/15/20	90,000	99,450
Quicksilver Resources, Inc.
7.125%, due 04/01/16[1]	50,000	48,000
SandRidge Energy, Inc.
8.750%, due 01/15/20	270,000	292,275
		2,621,653
Energy-independent—0.28%
Anadarko Finance Co. Series B
7.500%, due 05/01/31	80,000	102,778
Anadarko Petroleum Corp.
5.950%, due 09/15/16	110,000	122,867
6.450%, due 09/15/36	85,000	100,818
Key Energy Services, Inc.
6.750%, due 03/01/21	125,000	130,937
Marathon Oil Corp.
6.600%, due 10/01/37	35,000	43,680
Petrohawk Energy Corp.
7.250%, due 08/15/18	240,000	255,865
		756,945
Energy-integrated—0.09%
Cenovus Energy, Inc.
3.800%, due 09/15/23	100,000	99,603
ConocoPhillips
6.500%, due 02/01/39	55,000	71,902
Petro-Canada
6.800%, due 05/15/38	50,000	63,319
		234,824
Energy-oilfield services—0.12%
Expro Finance Luxembourg SCA
8.500%, due 12/15/16[2]	100,000	104,625
Lightstream Resources Ltd.
8.625%, due 02/01/20[2]	100,000	102,250
Transocean, Inc.
3.800%, due 10/15/22	75,000	71,129
6.800%, due 03/15/38	50,000	55,146
		333,150
Energy-refining & marketing—0.05%
Valero Energy Corp.
6.625%, due 06/15/37	115,000	137,024
Environmental—0.02%
Clean Harbors, Inc.
5.250%, due 08/01/20	50,000	51,500
Finance-captive automotive—0.00%[13]
AmeriGas Finance LLC/
AmeriGas Finance Corp.
6.750%, due 05/20/20	10,000	10,900
Finance-diversified—0.18%
Merrill Lynch & Co., Inc.
5.000%, due 01/15/15	175,000	181,506
6.110%, due 01/29/37	100,000	112,577
Merrill Lynch & Co., Inc. MTN
6.875%, due 04/25/18	75,000	89,315
Ventas Realty LP/Ventas Capital Corp.
2.700%, due 04/01/20	100,000	98,118
		481,516
Finance-non-captive diversified—0.15%
Ally Financial, Inc.
8.000%, due 03/15/20	125,000	154,687
General Electric Capital Corp.
2.150%, due 01/09/15	100,000	101,564
6.750%, due 03/15/32	120,000	153,507
		409,758
Finance-other—0.40%
Caterpillar Financial Services Corp.
2.850%, due 06/01/22	105,000	102,876
FTI Consulting, Inc.
6.750%, due 10/01/20	25,000	27,188
General Electric Capital Corp. MTN
4.650%, due 10/17/21	100,000	110,440
Icahn Enterprises LP/Icahn
Enterprises Finance Corp.
5.875%, due 02/01/22[2]	50,000	51,000
6.000%, due 08/01/20[2]	75,000	79,125
International Lease Finance Corp.
5.875%, due 04/01/19	75,000	82,875
7.125%, due 09/01/18[2]	200,000	232,500
SLM Corp. MTN
5.500%, due 01/15/19	50,000	52,875
8.000%, due 03/25/20	100,000	115,500
8.450%, due 06/15/18	100,000	118,375

17

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Finance-other—(concluded)
SquareTwo Financial Corp.
11.625%, due 04/01/17	$100,000	$101,500
		1,074,254
Food—0.08%
Kraft Foods Group, Inc.
5.000%, due 06/04/42	100,000	104,233
Michael Foods, Inc.
9.750%, due 07/15/18	100,000	107,625
		211,858
Food/beverage—0.25%
Agrokor D.D.
8.875%, due 02/01/20[2]	200,000	216,500
Anheuser-Busch InBev Worldwide, Inc.
2.500%, due 07/15/22	65,000	61,500
8.200%, due 01/15/39	60,000	91,594
Diamond Foods, Inc.
7.000%, due 03/15/19[2]	50,000	51,562
Mondelez International, Inc.
4.000%, due 02/01/24	150,000	152,280
The Kroger Co.
3.850%, due 08/01/23	110,000	110,591
		684,027
Gaming—0.19%
Caesars Entertainment
Operating Co., Inc.
11.250%, due 06/01/17	105,000	107,231
Caesars Entertainment Resort
Properties LLC
8.000%, due 10/01/20[1,2]	25,000	26,594
GLP Capital LP/GLP Financing II, Inc.
4.875%, due 11/01/20[2]	100,000	103,500
MGM Resorts International
10.000%, due 11/01/16	120,000	144,000
Shingle Springs Tribal
Gaming Authority
9.750%, due 09/01/21[2]	100,000	109,500
Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15[8]	15,000	13,125
		503,950
Gas distributors—0.06%
Niska Gas Storage US LLC/Niska Gas
Storage Canada ULC
8.875%, due 03/15/18	45,000	47,025
Sempra Energy
9.800%, due 02/15/19	90,000	120,170
		167,195
Gas pipelines—0.69%
Atlas Pipeline Partners LP/
Atlas Pipeline Finance Corp.
4.750%, due 11/15/21	50,000	47,750
5.875%, due 08/01/23	100,000	98,250
Crestwood Midstream Partners LP/
Crestwood Midstream Finance Corp.
6.125%, due 03/01/22[2]	125,000	130,625
El Paso Pipeline Partners
Operating Co. LLC
5.000%, due 10/01/21	85,000	90,406
Energy Transfer Partners LP
5.200%, due 02/01/22	240,000	257,850
9.000%, due 04/15/19	140,000	178,062
Kinder Morgan Energy Partners LP
3.950%, due 09/01/22	275,000	274,997
6.500%, due 09/01/39	55,000	61,947
MarkWest Energy Partners LP/
MarkWest Energy Finance Corp.
6.750%, due 11/01/20	55,000	59,812
Sabine Pass Liquefaction LLC
5.875%, due 02/01/21[2,7]	200,000	205,000
Sonat, Inc.
7.000%, due 02/01/18	150,000	163,333
Spectra Energy Capital LLC
3.300%, due 03/15/23	120,000	108,911
The Williams Cos., Inc.
3.700%, due 01/15/23	120,000	108,615
Williams Partners LP
4.300%, due 03/04/24	90,000	90,144
		1,875,702
Health care—0.69%
Biomet, Inc.
6.500%, due 08/01/20	150,000	161,812
CHS/Community Health Systems, Inc.
5.125%, due 08/01/21[2]	25,000	25,875
6.875%, due 02/01/22[2]	50,000	53,188
7.125%, due 07/15/20	100,000	109,250
CVS Caremark Corp.
6.125%, due 09/15/39	60,000	71,862
ExamWorks Group, Inc.
9.000%, due 07/15/19	170,000	187,000
HCA, Inc.
7.500%, due 02/15/22	145,000	168,200
8.500%, due 04/15/19	120,000	126,000
Healthcare Technology
Intermediate, Inc.
7.375%, due 09/01/18[2,5]	75,000	77,625
IMS Health, Inc.
6.000%, due 11/01/20[2]	325,000	347,750
MPH Intermediate Holding Co. 2
8.375%, due 08/01/18[2,5]	300,000	312,750
Tenet Healthcare Corp.
4.375%, due 10/01/21	50,000	49,375
6.000%, due 10/01/20[2]	125,000	134,375
United Surgical Partners
International, Inc.
9.000%, due 04/01/20	50,000	56,365
		1,881,427
Home construction—0.18%
Builders FirstSource, Inc.
7.625%, due 06/01/21[1,2]	100,000	107,000

18

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Home construction—(concluded)
D.R. Horton, Inc.
4.375%, due 09/15/22	$100,000	$97,250
KB Home
7.250%, due 06/15/18	100,000	112,750
Standard Pacific Corp.
8.375%, due 01/15/21	125,000	149,062
10.750%, due 09/15/16	25,000	30,375
		496,437
Insurance-life—0.31%
American International Group, Inc.
3.000%, due 03/20/15	90,000	92,319
8.250%, due 08/15/18	110,000	138,020
AXA SA
6.379%, due 12/14/36[2,4,6]	100,000	103,750
Hartford Financial Services Group, Inc.
5.950%, due 10/15/36	100,000	115,960
Principal Financial Group, Inc.
8.875%, due 05/15/19	110,000	141,833
Prudential Financial, Inc. MTN
6.625%, due 12/01/37	200,000	250,154
		842,036
Insurance-personal & casualty—0.06%
Berkshire Hathaway Finance Corp.
3.000%, due 05/15/22	40,000	39,711
Liberty Mutual Group, Inc.
7.800%, due 03/15/37[2,4]	25,000	27,125
10.750%, due 06/15/58[2,4]	70,000	106,050
		172,886
Leisure—0.15%
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22	75,000	77,438
7.250%, due 06/15/16	300,000	336,750
		414,188
Lodging—0.09%
Diamond Resorts Corp.
12.000%, due 08/15/18	105,000	115,500
Felcor Lodging LP
6.750%, due 06/01/19	25,000	26,875
Wyndham Worldwide Corp.
5.625%, due 03/01/21	100,000	110,142
		252,517
Machinery-agriculture & construction—0.08%
Case New Holland, Inc.
7.875%, due 12/01/17	105,000	122,982
The Manitowoc Co., Inc.
8.500%, due 11/01/20	75,000	85,031
		208,013
Media-broadcast/outdoor—0.08%
21st Century Fox America, Inc.
5.400%, due 10/01/43	100,000	106,517
6.200%, due 12/15/34	45,000	52,204
Clear Channel Communications, Inc.
14.000%, due 02/01/21[5]	50,612	50,232
		208,953
Media-cable—0.64%
Cablevision Systems Corp.
8.625%, due 09/15/17	100,000	119,250
CCO Holdings LLC/CCO Holdings
Capital Corp.
6.500%, due 04/30/21	225,000	240,469
6.625%, due 01/31/22	100,000	107,750
Cequel Communications Holdings I
LLC/Cequel Capital Corp.
5.125%, due 12/15/21[2]	100,000	99,750
CSC Holdings LLC
8.625%, due 02/15/19	25,000	30,000
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc.
6.000%, due 08/15/40	100,000	103,838
DISH DBS Corp.
7.875%, due 09/01/19	245,000	287,875
Nara Cable Funding Ltd.
8.875%, due 12/01/18[2]	200,000	217,500
TCI Communications, Inc.
7.875%, due 02/15/26	50,000	66,503
Time Warner Cable, Inc.
6.550%, due 05/01/37	40,000	46,347
Time Warner Entertainment Co. LP
8.375%, due 03/15/23	155,000	203,750
Time Warner, Inc.
6.100%, due 07/15/40	45,000	51,506
WideOpenWest Finance LLC/
WideOpenWest Capital Corp.
10.250%, due 07/15/19	150,000	171,750
		1,746,288
Media-non cable—0.15%
Gannett Co., Inc.
6.375%, due 10/15/23[2]	75,000	79,125
Intelsat Jackson Holdings SA
5.500%, due 08/01/23[2]	100,000	98,875
7.250%, due 10/15/20	75,000	81,562
Intelsat Luxembourg SA
7.750%, due 06/01/21[2]	100,000	107,625
Sinclair Television Group, Inc.
8.375%, due 10/15/18	50,000	53,813
		421,000
Media-publishing—0.08%
The McClatchy Co.
9.000%, due 12/15/22	200,000	228,750
Metals & mining—0.45%
ArcelorMittal
6.750%, due 02/25/22[7]	100,000	111,000
7.250%, due 03/01/41[1,7]	100,000	101,750
Barrick Gold Corp.
3.850%, due 04/01/22	120,000	115,001
Glencore Funding LLC
2.500%, due 01/15/19[2]	160,000	157,438
Goldcorp, Inc.
3.700%, due 03/15/23	100,000	95,476

19

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Murray Energy Corp.
8.625%, due 06/15/21[2]	$50,000	$53,000
Southern Copper Corp.
3.500%, due 11/08/22	115,000	109,515
Steel Dynamics, Inc.
5.250%, due 04/15/23	50,000	51,375
Teck Resources Ltd.
6.250%, due 07/15/41	125,000	131,305
TMS International Corp.
7.625%, due 10/15/21[2]	150,000	162,000
Vale Overseas Ltd.
4.375%, due 01/11/22	95,000	94,529
6.875%, due 11/21/36	35,000	37,601
		1,219,990
Metals/mining excluding steel—0.16%
FMG Resources (August 2006) Pty Ltd.
8.250%, due 11/01/19[1,2]	50,000	55,125
Hecla Mining Co.
6.875%, due 05/01/21	150,000	148,125
Penn Virginia Resource Partners LP/
Penn Virginia Resource
Finance Corp. II
8.375%, due 06/01/20	217,000	242,497
		445,747
Oil & gas—0.21%
BreitBurn Energy Partners LP/
BreitBurn Finance Corp.
7.875%, due 04/15/22	125,000	136,250
Petrobras International Finance Co.
2.875%, due 02/06/15	85,000	86,232
5.375%, due 01/27/21	140,000	140,392
Petroleos Mexicanos
3.500%, due 07/18/18	100,000	103,500
3.500%, due 01/30/23	110,000	103,125
		569,499
Oil field equipment & services—0.29%
Hiland Partners LP/
Hiland Partners Finance Corp.
7.250%, due 10/01/20[2]	250,000	270,000
Offshore Group Investment Ltd.
7.500%, due 11/01/19	200,000	215,500
Pacific Drilling SA
5.375%, due 06/01/20[2]	250,000	253,125
SESI LLC
7.125%, due 12/15/21	50,000	55,500
		794,125
Oil refining & marketing—0.03%
Phillips 66
4.300%, due 04/01/22	75,000	79,131
Packaging & containers—0.14%
Crown Americas LLC/
Crown Americas Capital Corp. IV
4.500%, due 01/15/23	75,000	73,688
Mustang Merger Corp.
8.500%, due 08/15/21[2]	150,000	165,562
Sealed Air Corp.
5.250%, due 04/01/23[2]	25,000	25,375
8.375%, due 09/15/21[2]	100,000	115,375
		380,000
Paper & forest products—0.03%
Georgia-Pacific LLC
8.875%, due 05/15/31	35,000	50,846
Mercer International, Inc.
9.500%, due 12/01/17	35,000	38,150
		88,996
Pharmaceuticals—0.46%
Capsugel SA
7.000%, due 05/15/19[2,5]	50,000	51,875
Celgene Corp.
4.000%, due 08/15/23	140,000	142,870
ConvaTec Healthcare SA
10.500%, due 12/15/18[2]	200,000	222,500
Endo Health Solutions, Inc.
7.250%, due 01/15/22	25,000	27,344
Grifols, Inc.
8.250%, due 02/01/18	70,000	74,900
Mylan, Inc.
2.550%, due 03/28/19	50,000	50,020
2.600%, due 06/24/18[2]	100,000	101,666
Teva Pharmaceutical Finance Co. BV
2.400%, due 11/10/16	125,000	129,464
Teva Pharmaceutical Finance IV BV
3.650%, due 11/10/21	90,000	89,973
Valeant Pharmaceuticals International
7.000%, due 10/01/20[2]	325,000	354,656
		1,245,268
Railroads—0.03%
Burlington Northern Santa Fe LLC
6.150%, due 05/01/37	25,000	29,895
Norfolk Southern Corp.
3.250%, due 12/01/21	50,000	50,531
		80,426
Real estate investment trusts—0.11%
Boston Properties LP
3.800%, due 02/01/24	150,000	149,504
CBRE Services, Inc.
5.000%, due 03/15/23	100,000	100,000
ERP Operating LP
4.750%, due 07/15/20	35,000	38,647
		288,151
Retail-specialty—0.18%
Burlington Coat Factory
Warehouse Corp.
10.000%, due 02/15/19	75,000	83,438
Claire’s Stores, Inc.
8.875%, due 03/15/19[1]	100,000	97,375
9.000%, due 03/15/19[2]	125,000	131,562

20

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(continued)
Retail-specialty—(concluded)
Michaels FinCo Holdings LLC/
Michaels FinCo, Inc.
7.500%, due 08/01/18[2,5]	$25,000	$25,875
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[2]	60,000	64,500
Rite Aid Corp.
9.250%, due 03/15/20	75,000	86,250
		489,000
Software/services—0.28%
Activision Blizzard, Inc.
5.625%, due 09/15/21[2]	25,000	26,875
BMC Software Finance, Inc.
8.125%, due 07/15/21[2]	225,000	236,531
Ceridian Corp.
11.250%, due 11/15/15[7]	50,000	50,313
Flextronics International Ltd.
5.000%, due 02/15/23	75,000	75,844
Infor US, Inc.
9.375%, due 04/01/19	275,000	310,750
MedAssets, Inc.
8.000%, due 11/15/18	50,000	53,812
		754,125
Steel producers/products—0.02%
Severstal Columbus LLC
10.250%, due 02/15/18	50,000	52,675
Technology-hardware—0.27%
Apple, Inc.
2.400%, due 05/03/23	145,000	134,097
Equinix, Inc.
5.375%, due 04/01/23	100,000	101,500
7.000%, due 07/15/21	50,000	55,625
International Business Machines Corp.
3.375%, due 08/01/23	230,000	228,253
NXP BV/NXP Funding LLC
5.750%, due 02/15/21[2]	200,000	213,000
		732,475
Technology-software—0.20%
Epicor Software Corp.
8.625%, due 05/01/19	115,000	125,637
First Data Corp.
10.625%, due 06/15/21[2]	150,000	168,750
12.625%, due 01/15/21	200,000	239,000
		533,387
Telecom-wireless—0.29%
America Movil SAB de CV
3.125%, due 07/16/22	40,000	37,804
5.000%, due 03/30/20	135,000	148,998
Crown Castle International Corp.
5.250%, due 01/15/23	100,000	102,500
SBA Telecommunications, Inc.
8.250%, due 08/15/19	49,000	52,246
Sprint Capital Corp.
6.875%, due 11/15/28	100,000	99,250
6.900%, due 05/01/19	100,000	110,000
Sprint Corp.
7.250%, due 09/15/21[2]	75,000	82,125
Wind Acquisition Finance SA
11.750%, due 07/15/17[2]	140,000	148,225
		781,148
Telephone-integrated—0.58%
CenturyLink, Inc.
6.450%, due 06/15/21	100,000	107,250
Embarq Corp.
7.995%, due 06/01/36	50,000	53,289
Frontier Communications Corp.
8.500%, due 04/15/20	175,000	202,125
9.000%, due 08/15/31	45,000	47,025
Level 3 Communications, Inc.
11.875%, due 02/01/19	25,000	28,687
Level 3 Financing, Inc.
6.125%, due 01/15/21[2]	100,000	105,750
8.625%, due 07/15/20	25,000	28,094
Motorola Solutions, Inc.
3.500%, due 03/01/23	180,000	172,077
Sprint Communications, Inc.
8.375%, due 08/15/17	75,000	87,844
9.000%, due 11/15/18[2]	25,000	30,625
9.125%, due 03/01/17	25,000	29,562
Telefonica Emisiones SAU
3.192%, due 04/27/18	150,000	154,827
Verizon Communications, Inc.
1.993%, due 09/14/18[4]	80,000	83,863
6.400%, due 09/15/33	140,000	166,468
Windstream Corp.
7.750%, due 10/01/21	250,000	270,000
		1,567,486
Textiles & apparel—0.02%
The William Carter Co.
5.250%, due 08/15/21[2]	50,000	51,250
Theaters & entertainment—0.04%
Cinemark USA, Inc.
4.875%, due 06/01/23	100,000	97,000
Tobacco—0.25%
Altria Group, Inc.
5.375%, due 01/31/44	150,000	156,565
9.950%, due 11/10/38	21,000	33,308
Imperial Tobacco Finance PLC
3.500%, due 02/11/23[2]	130,000	124,878
Philip Morris International, Inc.
2.900%, due 11/15/21	150,000	148,259
Reynolds American, Inc.
3.250%, due 11/01/22	120,000	114,057
7.750%, due 06/01/18	90,000	108,518
		685,585
Transportation services—0.17%
ERAC USA Finance LLC
2.800%, due 11/01/18[2]	120,000	123,052

21

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Security description	Face amount	Value
Corporate bonds—(concluded)
Transportation services—(concluded)
Marquette Transportation Co. LLC/
Marquette Transportation
Finance Corp.
10.875%, due 01/15/17	$50,000	$52,625
Navios Maritime Acquisition Corp./
Navios Acquisition Finance US, Inc.
8.125%, due 11/15/21[2]	50,000	52,250
Ryder System, Inc.
2.350%, due 02/26/19	95,000	94,594
2.550%, due 06/01/19	140,000	140,059
		462,580
Total corporate bonds
(cost—$36,058,522)		37,057,271
Non-US government obligations—0.07%
Hashemite Kingdom of Jordan
Government AID Bond
2.503%, due 10/30/20	50,000	50,268
Turkey Government International Bond
6.750%, due 04/03/18	120,000	133,650
Total non-US government
obligations (cost—$184,617)		183,918
Municipal bonds and notes—0.33%
California—0.17%
California (Build America Bonds)
7.550%, due 04/01/39	230,000	320,399
Los Angeles Unified School District
(Build America Bonds)
6.758%, due 07/01/34	100,000	130,148
		450,547
Illinois—0.16%
Chicago Transit Authority Sales &
Transfer Tax Receipts Revenue,
Taxable Pension Funding, Series A,
6.899%, due 12/01/40	55,000	65,368
Illinois Taxable Pension
5.100%, due 06/01/33	125,000	123,017
State of Illinois
5.877%, due 03/01/19	225,000	252,018
		440,403
Total municipal bonds and notes
(cost—$872,086)		890,950
Short-term US government obligation—0.97%
US Treasury Bill
0.072%, due 06/26/14[9]
(cost—$2,624,552)	2,625,000	2,624,538
Repurchase agreement—41.08%
Repurchase agreement dated
02/28/14 with State Street Bank and
Trust Co., 0.000% due 03/03/14,
collateralized by $100,845,339
Federal Home Loan Mortgage
Corp. obligations, 2.000% due
11/02/22, $30,605 US Treasury Bill,
zero coupon due 11/13/14 and
$20,272,511 US Treasury Notes,
1.000% to 1.375% due 05/31/18 to
07/31/18; (value—$113,883,766);
proceeds: $111,650,000
(cost—$111,650,000)	111,650,000	111,650,000
	Shares
Investment of cash collateral from securities loaned—1.53%
Money market fund—1.53%
UBS Private Money Market Fund LLC[10]
(cost—$4,149,932)	4,149,932	4,149,932
Total investments
(cost—$259,051,898)—103.11%		280,231,173
Liabilities in excess of other
assets—(3.11)%		(8,454,297)
Net assets—100.00%		$271,776,876

22

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 26.

Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$22,937,952
Gross unrealized depreciation	(1,758,677)
Net unrealized appreciation	$21,179,275

Futures contracts

Number of contracts		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
57	Ultra Long US Treasury Bond Futures	June 2014	$8,137,157	$8,184,844	$47,687
Index futures buy contracts:
111	Russell 2000 Mini Index Futures	March 2014	12,387,311	13,119,090	731,779
1,008	S&P 500 E-Mini Index Futures	March 2014	90,330,007	93,623,040	3,293,033
268	S&P 500 E-Mini Industrial Sector Futures	March 2014	13,404,690	13,914,560	509,870
			$124,259,165	$128,841,534	$4,582,369
			Proceeds
US Treasury futures sell contracts:
125	US Treasury Note 10 Year Futures	June 2014	$15,556,871	$15,566,406	$(9,535)
Index futures sell contracts:
176	NASDAQ 100 E-Mini Index Futures	March 2014	12,214,154	13,007,280	(793,126)
312	S&P 500 E-Mini Consumer Staples Sector Futures	March 2014	13,373,100	13,197,600	175,500
			$41,144,125	$41,771,286	$(627,161)
					$3,955,208

Total return swap agreement8

Counterparty	Notional amount	Termination date	Payments made by the Fund[12]	Payments received by the Fund[11,12]	Upfront payments	Value	Unrealized appreciation
Morgan Stanley	$1,000,000	03/20/14	3 month USD LIBOR	$—	$—	$25,015	$25,015

23

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Fair valuation summary
The following is a summary of the fair valuations according to the inputs used as of February 28, 2014 in valuing the Fund’s investments:

Assets

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$92,043,313	$—	$—	$92,043,313
Preferred stock	—	4,929	—	4,929
US government obligations	—	9,647,882	—	9,647,882
Mortgage & agency debt securities	—	17,693,294	—	17,693,294
Collateralized mortgage obligations	—	548,422	—	548,422
Asset-backed securities	—	682,220	—	682,220
Commercial mortgage-backed securities	—	3,054,504	—	3,054,504
Corporate bonds	—	37,057,271	—	37,057,271
Non-US government obligations	—	183,918	—	183,918
Municipal bonds and notes	—	890,950	—	890,950
Short-term US government obligation	—	2,624,538	—	2,624,538
Repurchase agreement	—	111,650,000	—	111,650,000
Investment of cash collateral from securities loaned	—	4,149,932	—	4,149,932
Futures contracts	4,757,869	—	—	4,757,869
Swap agreements	—	25,015	—	25,015
Total	$96,801,182	$188,212,875	$—	$285,014,057

Liabilities
Futures contracts	$(802,661)	$—	$—	$(802,661)

At February 28, 2014, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six months ended February 28, 2014:

Corporate bond
Beginning balance	$1,575
Purchases	—
Sales	(1,628)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	1,628
Net change in unrealized appreciation/depreciation	(1,575)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$—

As of February 28, 2014 the Fund did not hold any level 3 investments.

24

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Issuer breakdown by country or territory of origin

	Percentage of total investments
United States	94.1%
United Kingdom	0.9
Canada	0.8
Israel	0.6
Luxembourg	0.5
Netherlands	0.4
Curacao	0.4
Bermuda	0.4
Cayman Islands	0.3
British Virgin Islands	0.3
Ireland	0.2
Panama	0.2
Switzerland	0.2
Liberia	0.2
Mexico	0.1
Spain	0.1
Croatia	0.1
France	0.1
Brazil	0.1
Turkey	0.0
Singapore	0.0	†
Australia	0.0	†
Marshall Islands	0.0	†
Jordan	0.0	†
Total	100.0%

†   Amount represents less than 0.05%

Portfolio footnotes
*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Security, or portion thereof, was on loan at February 28, 2014.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 4.04% of net assets as of February 28, 2014, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Cumulative preferred stock. The next call date is March 31, 2014.
[4]	Variable or floating rate security. The interest rate shown is the current rate as of February 28, 2014 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.
[5]	Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[6]	Perpetual bond security. The maturity date reflects the next call date.
[7]	Step bond that converts to the noted fixed rate at a designated future date.
[8]	Illiquid investment as of February 28, 2014.
[9]	Rates shown are the discount rates at date of purchase.
[10]	Investment in affiliated company. See notes to financial statements for additional information.
[11]	Payment is based on the performance of the underlying IBOXX Liquid High Yield Index.
[12]	Payments made or received are based on the notional amount.
[13]	Amount represents less than 0.005%.

25

UBS U.S. Allocation Fund
Portfolio of investments—February 28, 2014 (unaudited)

Fund acronyms
ADR	American Depositary Receipt
FDIC	Federal Deposit Insurance Corporation
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
REMIC	Real Estate Mortgage Investment Conduit
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

26	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of assets and liabilities
February 28, 2014 (unaudited)

Assets:
Investments in unaffiliated securities, at value (cost—$143,251,966)[1]	$164,431,241
Investment in affiliated security, at value (cost—$4,149,932)	4,149,932
Repurchase agreement, at value (cost—$111,650,000)	111,650,000
Total investments in securities, at value (cost—$259,051,898)	$280,231,173
Cash	664
Cash collateral on futures	3,314,478
Receivable for investments sold	4,481,698
Receivable for shares of beneficial interest sold	25,640
Receivable for variation margin on futures contracts	3,960,424
Receivable for dividends and interest	752,470
Swap agreements, at value	25,015
Receivable for foreign tax reclaims	51
Other assets	22,491
Total assets	292,814,104

Liabilities:
Payable for investments purchased	16,215,522
Payable for cash collateral from securities loaned	4,149,932
Payable for shares of beneficial interest repurchased	311,319
Payable to affiliates	190,715
Payable for foreign withholding taxes	731
Accrued expenses and other liabilities	169,009
Total liabilities	21,037,228

Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	304,684,934
Accumulated undistributed net investment income	302,722
Accumulated net realized loss	(58,370,278)
Net unrealized appreciation	25,159,498
Net assets	$271,776,876

Class A
Net assets	$177,166,883
Shares outstanding	4,678,065
Net asset value per share	$37.87
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$40.07

Class C
Net assets	$74,181,238
Shares outstanding	1,996,580
Net asset value and offering price per share	$37.15

Class Y
Net assets	$20,428,755
Shares outstanding	532,410
Net asset value and offering price per share	$38.37

1 Includes $4,746,281, of investments in securities on loan, at value plus accrued interest and dividends, if any.

See accompanying notes to financial statements	27

UBS U.S. Allocation Fund
Statement of operations

For the six months ended February 28, 2014 (unaudited)
Investment income:
Dividends (net of foreign withholding taxes of $1,345)	$638,232
Interest	1,209,567
Securities lending income (includes $219 earned from an affiliated entity)	19,172
1,866,971

Expenses:
Investment management and administration fees	653,804
Service fees—Class A	215,001
Service and distribution fees—Class C	355,935
Transfer agency and related services fees—Class A	80,559
Transfer agency and related services fees—Class C	35,825
Transfer agency and related services fees—Class Y	3,021
Professional fees	81,771
Custody and accounting fees	52,428
Reports and notices to shareholders	38,262
State registration fees	22,263
Trustees’ fees	8,240
Insurance expense	2,768
Other expenses	13,360
Total expenses	1,563,237
Net investment income	303,734

Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	12,568,540
Futures	8,872,008
Swaps	19,308
Foreign currency transactions	(22)
Net realized gain	21,459,834
Net change in unrealized appreciation/depreciation of:
Investments	5,542,924
Futures	3,365,669
Swaps	25,015
Net change in unrealized appreciation/depreciation	8,933,608
Net realized and unrealized gain from investment activities	30,393,442
Net increase in net assets resulting from operations	$30,697,176

28	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of changes in net assets

	For the six months ended February 28, 2014 (unaudited)	For the year ended August 31, 2013
From operations:
Net investment income	$303,734	$830,270
Net realized gains	21,459,834	30,212,051
Net change in unrealized appreciation/depreciation	8,933,608	(170,350)
Net increase in net assets resulting from operations	30,697,176	30,871,971
Dividends to shareholders from:
Net investment income—Class A	(833,422)	(857,187)
Net investment income—Class Y	(143,004)	(139,744)
Total dividends to shareholders	(976,426)	(996,931)
From beneficial interest transactions:
Net proceeds from shares sold	866,819	1,880,508
Cost of shares repurchased	(14,514,275)	(40,189,217)
Proceeds from dividends reinvested	883,567	906,535
Net decrease in net assets from beneficial interest transactions	(12,763,889)	(37,402,174)
Redemption fees	133	2,877
Net increase (decrease) in net assets	16,956,994	(7,524,257)
Net assets:
Beginning of period	254,819,882	262,344,139
End of period	$271,776,876	$254,819,882
Accumulated undistributed net investment income	$302,722	$975,414

See accompanying notes to financial statements	29

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended February 28, 2014	Years ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.85	$30.13	$27.34	$24.16	$22.96	$28.83
Net investment income[1]	0.07	0.16	0.15	0.25	0.32	0.46
Net realized and unrealized gains (losses)	4.12	3.72	2.94	3.34	1.47	(5.65)
Net increase (decrease) from operations	4.19	3.88	3.09	3.59	1.79	(5.19)
Dividends from net investment income	(0.17)	(0.16)	(0.30)	(0.41)	(0.59)	(0.68)
Net asset value, end of period	$37.87	$33.85	$30.13	$27.34	$24.16	$22.96
Total investment return[2]	12.42%	12.92%	11.42%	14.85%	7.75%	(17.49)%
Ratios to average net assets:
Expenses before fee waivers	1.01%[3]	1.03%	1.03%	1.02%	1.03%	1.05%
Expenses after fee waivers	1.01%[3]	1.03%	1.03%	1.02%	1.03%	1.05%
Net investment income	0.41%[3]	0.51%	0.53%	0.92%	1.30%	2.26%
Supplemental data:
Net assets, end of period (000’s)	$177,167	$167,031	$173,218	$178,780	$190,007	$221,983
Portfolio turnover	111%	148%	150%	157%	138%	111%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

30	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class C
	Six months ended February 28, 2014	Years ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.17	$29.60	$26.83	$23.70	$22.55	$28.19
Net investment income (loss)[1]	(0.06)	(0.08)	(0.06)	0.04	0.13	0.30
Net realized and unrealized gains (losses)	4.04	3.65	2.89	3.28	1.43	(5.50)
Net increase (decrease) from operations	3.98	3.57	2.83	3.32	1.56	(5.20)
Dividends from net investment income	—	—	(0.06)	(0.19)	(0.41)	(0.44)
Net asset value, end of period	$37.15	$33.17	$29.60	$26.83	$23.70	$22.55
Total investment return[2]	12.00%	12.06%	10.59%	14.00%	6.90%	(18.10)%
Ratios to average net assets:
Expenses before fee waivers	1.76%[3]	1.79%	1.79%	1.77%	1.78%	1.80%
Expenses after fee waivers	1.76%[3]	1.79%	1.79%	1.77%	1.78%	1.80%
Net investment income (loss)	(0.34)%[3]	(0.25)%	(0.23)%	0.16%	0.55%	1.51%
Supplemental data:
Net assets, end of period (000’s)	$74,181	$68,735	$70,215	$74,702	$79,561	$94,818
Portfolio turnover	111%	148%	150%	157%	138%	111%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

See accompanying notes to financial statements	31

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Six months ended February 28, 2014	Years ended August 31,
	(unaudited)	2013	2012	2011	2010	2009
Net asset value, beginning of period	$34.32	$30.54	$27.72	$24.51	$23.29	$29.27
Net investment income[1]	0.13	0.26	0.24	0.34	0.41	0.55
Net realized and unrealized gains (losses)	4.18	3.76	2.97	3.37	1.49	(5.75)
Net increase (decrease) from operations	4.31	4.02	3.21	3.71	1.90	(5.20)
Dividends from net investment income	(0.26)	(0.24)	(0.39)	(0.50)	(0.68)	(0.78)
Net asset value, end of period	$38.37	$34.32	$30.54	$27.72	$24.51	$23.29
Total investment return[2]	12.61%	13.24%	11.74%	15.17%	8.13%	(17.16)%
Ratios to average net assets:
Expenses before fee waivers	0.69%[3]	0.75%	0.75%	0.73%	0.70%	0.65%
Expenses after fee waivers	0.69%[3]	0.75%	0.75%	0.73%	0.70%	0.65%
Net investment income	0.73%[3]	0.78%	0.81%	1.20%	1.63%	2.65%
Supplemental data:
Net assets, end of period (000’s)	$20,429	$19.054	$18,911	$19,287	$24,955	$34,630
Portfolio turnover	111%	148%	150%	157%	138%	111%

[1] Calculated using the average shares method.
[2] Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3] Annualized.

32	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

The Fund offers Class A, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that Class A and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through February 28, 2014 pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund’s net asset value per share will be calculated as of the time trading was halted.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investments or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization

33

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security, that investment is valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that the market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

34

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Included within the below tables are non-centrally cleared swap agreements, as applicable.

At February 28, 2014, derivative assets and liabilities (by type) on a gross basis were as follows:

Derivative Financial Instruments:
Derivative financial instruments:	Assets ($)	Liabilities ($)
Futures contracts	4,757,869	(802,661)
Swap agreements	25,015	—
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,782,884	(802,661)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(4,757,869)	802,661
Total gross amount of assets and liabilities subject to MNA or similar agreements	25,015	—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of February 28, 2014

Counterparty	Gross amount of assets ($)	Financial instruments and derivatives available for offset ($)	Non-cash collateral received ($)	Cash collateral received ($)	Net amount of assets ($)
Morgan Stanley & Co. LLC	25,015	—	—	—	25,015

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The Advisor is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund (other than those described earlier). The volume of derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the six months ended February 28, 2014.

35

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

At February 28, 2014, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$47,687	$4,710,182	$4,757,869
Swap agreements[2]	—	25,015	25,015
Total value	$47,687	$4,735,197	$4,782,884

Liability derivatives
	Interest rate risk	Equity risk	Total
Futures contracts[1]	$(9,535)	$(793,126)	$(802,661)

[1] Futures contracts are reported in the table above using the cumulative appreciation (depreciation) as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received or paid, if any, is reported within the Statement of assets and liabilities.
2 In the Statement of assets and liabilities, swap agreements are shown at value.

Net realized and unrealized gains (losses) from derivative instruments during the six months ended February 28, 2014, were as follows:

	Interest rate risk	Equity risk	Total
Net realized gain (loss)[3]
Futures contracts	$782,545	$8,089,463	$8,872,008
Swap agreements	19,308	—	19,308
Total net realized gain (loss)	$781,096	$8,110,220	$8,891,316
Net change in unrealized appreciation/depreciation[4]
Futures contracts	$29,147	$3,336,522	$3,365,669
Swap agreements	—	25,015	25,015
Total net change in unrealized appreciation/depreciation	$29,147	$3,361,537	$3,390,684

[3] The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures and swaps.
[4] The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation of futures and swaps.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may

36

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the Act and Rule 17d-1 thereunder.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions, investment income and expenses
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Securities traded on to-be-announced basis
The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Purchased options
The Fund may purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as fund holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments in unaffiliated securities, at value.

37

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Futures contracts
The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements
The Fund may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap agreement to comply with the terms of the agreement. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund. Therefore, the Fund considers the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Inflation swap agreements are used to hedge inflation risk by transferring inflation risk from one party to another through an exchange of cash flows. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return both based on a notional amount. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required

38

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

by a clearinghouse may be greater than the margin the Fund would be required to post in an un-cleared transaction. Only a limited number of transactions are currently eligible for clearing. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps within the Statement of operations.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator fees and other transactions with affiliates
The Board has approved an Investment Advisory and Administration Contract (the “Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the six months ended February 28, 2014, UBS Global AM did not waive any investment advisory and administration fees. At February 28, 2014, the Fund owed UBS Global AM $101,664 for investment advisory and administration fees.

39

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class C and Class Y shares at a level not to exceed 1.15%, 1.90% and 0.90%, respectively through December 31, 2014. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2013, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the six months ended February 28, 2014, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the six months ended February 28, 2014, the Fund paid $544 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by the Fund’s investment manager. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, would be reflected as securities lending income in the Statement of operations.

Amounts relating to the investment of cash collateral from securities lending activities for the six months ended February 28, 2014 were as follows:

	Value at 08/31/13	Purchases during the six months ended 02/28/14	Sales during the six months ended 02/28/14	Value at 02/28/14	Net income earned
UBS Private Money Market Fund LLC	$4,915,379	$10,156,582	$10,922,029	$4,149,932	$219

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended February 28, 2014, the Fund paid brokerage commissions to Morgan Stanley in the amount of $1,460.

During the six months ended February 28, 2014, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $32,917,405. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

40

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Service and distribution plans
UBS Global Asset Management (US) Inc. (“UBS Global AM (US)”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Fund pays UBS Global AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class C shares. At February 28, 2014, the Fund owed UBS Global AM (US) $89,051 for service and distribution fees.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares. UBS Global AM (US) has informed the Fund that for the six months ended February 28, 2014, it earned $10,912 in initial sales charges on Class A shares and $20 in deferred sales charges on Class C shares.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended February 28, 2014, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $51,503 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending
The Fund may lend securities up to 33⅓% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent.

At February 28, 2014, the Fund had securities on loan, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$4,746,281	$4,149,932	$921,987	$5,071,919	US Treasury Notes and US Treasury Bills

* These securities are held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

Bank line of credit
The Fund participates with other funds managed or advised by UBS Global AM in a $75 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the six months ended February 28, 2014.

41

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Purchases and sales of securities
For the six months ended February 28, 2014, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $44,275,225 and $57,234,808, respectively.

For the six months ended February 28, 2014, aggregate purchases and sales of US Government securities, excluding short-term securities, were $144,176,430 and $148,493,135, respectively.

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the six months ended	Class A		Class C		Class Y
February 28, 2014	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,983	$541,046	7,464	$261,391	1,758	$64,382
Shares repurchased	(291,673)	(10,548,344)	(82,794)	(2,914,064)	(28,366)	(1,051,867)
Dividends reinvested	20,541	740,713	—	—	3,913	142,854
Net decrease	(256,149)	$(9,266,585)	(75,330)	$(2,652,673)	(22,695)	$(844,631)

For the year ended	Class A		Class C		Class Y
August 31, 2013	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	32,066	$1,027,250	8,488	$268,477	18,505	$584,781
Shares repurchased	(871,737)	(27,701,138)	(308,557)	(9,718,656)	(87,065)	(2,769,423)
Dividends reinvested	25,133	767,553	—	—	4,498	138,982
Net decrease	(814,538)	$(25,906,335)	(300,069)	$(9,450,179)	(64,062)	$(2,045,660)

Redemption fees
Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus. This amount is paid to the Fund. The redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets. For the six months ended February 28, 2014, redemption fees for each class of the Fund represent less than $0.005 per share.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended August 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary Income	$996,931

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s fiscal year ending August 31, 2014.

42

UBS U.S. Allocation Fund
Notes to financial statements (unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2013, the Fund had a pre-enactment net capital loss carryforward of $77,579,739. This pre-enactment capital loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire in 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the fiscal year ended August 31, 2013, the Fund utilized $30,841,793 of capital loss carryforwards to offset current year realized gains.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed and concluded as of February 28, 2014 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended February 28, 2014 the Fund did not incur any interest or penalties. Capital gains realized by the Fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Each of the tax years in the four year period ended August 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

43

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

44

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman	Bernard H. Garil
Alan S. Bernikow	Heather R. Higgins
Richard R. Burt

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© UBS 2014. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE
UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management,UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	May 9, 2014

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	May 9, 2014